Consolidated Statements of Income and Comprehensive Income - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Net sales:
Product	$ 50,673	$ 31,990
Service	12,687	11,899
Net sales	63,360	43,889
Cost of sales:
Product	40,129	25,866
Service	8,413	7,267
Cost of sales	48,542	33,133
Gross profit	14,818	10,756
Operating expenses:
Sales and marketing expense	5,587	4,907
General and administrative expenses	5,203	3,999
Total operating expenses	10,790	8,906
Operating income	4,028	1,850
Interest expense	319	649
Other income	213
Income before income taxes	3,922	1,201
Income tax expense	1,061	310
Net income and comprehensive income attributable to common shareholders	$ 2,861	$ 891
Earnings per share attributable to shareholders:
Basic (in Dollars per share)	$ 0.21	$ 0.07
Diluted (in Dollars per share)	$ 0.18	$ 0.06
Weighted average common shares outstanding
Basic (in Shares)	13,576	13,415
Diluted (in Shares)	15,622	15,341